Exhibit 99.28

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 1998
          Series 1998-10B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.07125
                                                        ----------------------
       Weighted average maturity                                       172.35
                                                        ----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                   Principal
              Principal Per     Prepayments Per  Interest Per
       Class   Certificate        Certificate     Certificate    Payout Rate
       -----   -----------        -----------     -----------    -----------
       PO2    $    3.76926973   $   0.26093461  $ 0.00000000   %   0.00000000
       2A1    $    0.00000000   $   0.00000000  $ 5.41666677   %   6.50000013
       2A2    $    0.00000000   $   0.00000000  $ 5.41666678   %   6.50000013
       2A3    $   54.16655206   $  45.66722029  $ 5.15214990   %   6.50000008
       2A4    $    0.00000000   $   0.00000000  $ 0.00000000   %   0.00000000
       2A5    $    0.00000000   $   0.00000000  $ 0.00000000   %   0.00000000
       2A6    $    4.79408784   $   4.04184218  $ 5.31343176   %   6.49999998
       2A7    $    0.00000000   $   0.00000000  $ 5.41666667   %   6.50000000
       2R     $    0.00000000   $   0.00000000  $ 5.40000000   %   6.48000000
       2M     $    3.27849265   $   0.00000000  $ 5.34606618   %   6.49999751
       2B1    $    3.27849007   $   0.00000000  $ 5.34606623   %   6.49999760
       2B2    $    3.27849206   $   0.00000000  $ 5.34605820   %   6.49998772
       2B3    $    3.27849338   $   0.00000000  $ 5.34607616   %   6.50000954
       2B4    $    3.27850220   $   0.00000000  $ 5.34607930   %   6.50001352
       2B5    $    3.27848812   $   0.00000000  $ 5.34606889   %   6.50000092

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            30,283.91
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       142,825,645.69
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  447
                                                               -----------------
       3.
      Beginning Aggregate Class   Ending Aggregate        Ending
        Certificate Principal    Class Certificate  Single Certificate
Class          Balance           Principal Balance       Balance         Cusip
-----          -------           -----------------       -------         -----
PO2   $           464,725.51  $         462,946.72  $          980.99  GEC9810P2
2A1   $        31,765,000.00  $      31,765,000.00  $        1,000.00  36158GEH7
2A2   $        29,935,000.00  $      29,935,000.00  $        1,000.00  36158GEJ3
2A3   $        51,015,795.05  $      48,110,572.03  $          897.00  36158GEK0
2A4   $                 0.00  $               0.00  $            0.00  36158GEL8
2A5   $                 0.00  $               0.00  $            0.00  36158GEM6
2A6   $        19,765,966.22  $      19,669,365.36  $          976.15  36158GEN4
2A7   $         9,315,000.00  $       9,315,000.00  $        1,000.00  36158GEP9
SUP2  $       132,338,706.15  $     129,379,483.67  $          941.76  GEC9810S2
2R    $               100.00  $             100.00  $        1,000.00  36158GEQ7
2M    $         1,342,274.36  $       1,337,815.61  $          983.69  36157RHD0
2B1   $           745,159.66  $         742,684.40  $          983.69  36157RHE8
2B2   $           373,073.32  $         371,834.05  $          983.69  36157RHF5
2B3   $           596,127.74  $         594,147.53  $          983.69  36157RHL2
2B4   $           224,041.38  $         223,297.16  $          983.69  36157RHM0
2B5   $           298,875.65  $         297,882.85  $          983.69  36157RHN8

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             1        Principal Balance  $         296,180.79
                               --------                          ---------------
       2.   60-89 days
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       4.   In Foreclosure
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
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